Astoria Financial Corporation

Long Island's Premier Community Bank

www.astoriafederal.com

Keefe, Bruyette & Woods
2005 Regional Bank Conference
The Langham Hotel
Boston, MA
March 2, 2005

Astoria Financial Corporation

This presentation may contain forward-looking statements that are based on various assumptions and analyses made by us in light of our management's experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the securities markets or the banking industry may be less favorable than we currently anticipate; legislation or regulatory changes may adversely affect our business; technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay occurrence or non-occurrence of events longer than we anticipate. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

ASTORIA FINANCIAL CORPORATION

Corporate Profile

NYSE: AF

- $23.4 billion in assets
- $12.3 billion in deposits
- 8.3% deposit market share in Long Island market
  - Largest thrift depository
- Book value per common share[1]: $13.23
- Tangible book value per common share[2] : $11.45
- Insider & ESOP stock ownership: 17%
- $2.8 billion market cap
- 11 years as a public company – enhancing shareholder value

All figures in this presentation are as of December 31, 2004 and all market data and IBES consensus are as of January 31, 2005, except as noted. All share and per share data reflects 3-for-2 stock split announced 1Q05.

ASTORIA FINANCIAL CORPORATION

AF: A Record of Enhancing Shareholder Value

1993 IPO objectives	The record as of December 31, 2004
• Assets of $10 billion by 2000	✓ $23.4 billion in assets
• Improve asset quality	✓ 0.14% NPA/total assets
• Enhance operating efficiency	✓ 0.92% G&A expense ratio(3)*
• Broaden lending capabilities	✓ Origination network now covers 23 states; correspondent network covers 44 states**
• Generate returns in mid-teen range	✓ 20.28% operating return on average tangible equity(4,5)*
• Enhance shareholder value	✓ 10 year total return: 654% or 22.4% CAGR***

* Fourth quarter 2004 annualized

** Broker and correspondent networks also include D.C.

*** December 31, 1994 through December 31, 2004

ASTORIA FINANCIAL CORPORATION

Financial Highlights

	2004(5)	2003	Change
• Diluted operating earnings per common share	$2.09	$1.66	+26%
• Operating return on average assets	1.01%	0.87%	+16%
• Operating return on average equity	16.50%	13.26%	+24%
• Operating return on average tangible equity	19.04%	15.15%	+26%

- Quarterly cash dividend increased 20% to $0.20 per share
  - ✓ Annualized dividend yield - 3.19%
- Shares repurchased – 9.1 million shares during 2004
  - ✓ Tenth repurchase program underway – 6.8 million common shares remain for repurchase
- 3-for-2 stock split announced 1Q05

ASTORIA FINANCIAL CORPORATION

A Simple Formula for Enhancing Shareholder Value

MORTGAGE LENDING
- Portfolio lender, not a mtge. banker
- 1-4 Family, Multi-Family and Commercial R.E. expertise
- Superior asset quality

RETAIL BANKING
- Premier community bank on Long Island
- Dominant deposit market share
- #1 thrift depository in core market

EFFICIENCY

SOLID RETURNS

ASTORIA FINANCIAL CORPORATION

Leading Retail Banking Franchise

$12.3 billion in deposits, 86 banking office network

- Serving the Long Island market since 1888

- Low cost/stable source of funds – average rate: 2.09%
  - Core Deposits[(6)] total $5.5 billion, at an average rate of 0.37%
  - Checking accounts total $1.6 billion, or 29% of core deposits
- Pro-active sales culture; Superior customer service
- Banking offices with high average deposits contribute to efficiency
  - Long Island Offices (83) – Nassau (29), Queens (17), Suffolk (25), Brooklyn (12) – Average Deposits of $143 Million
  - Westchester Offices (3) – Average Deposits of $141 Million
- Alternative delivery channels
  - ATM's, telephone and Internet banking

ASTORIA FINANCIAL CORPORATION

Long Island Powerhouse

Banking Offices and Deposit Share Ranking on Long Island

Overall Deposit Share Ranking:

#1- all thrifts, #4- all financial institutions


Queens
Brooklyn
Nassau
Suffolk

ASTORIA FINANCIAL CORPORATION

Strong Position in Core Market

Brooklyn, Queens, Nassau and Suffolk

- The combined population of these four counties (7.6 million) exceeds the population of 39 individual U.S. states

(Dollars in millions)

Institution	Deposits	June 04/03 Growth		Market Share	Branches	Average Deposits
1. Chase	$23,726	$3,285	16.8%	16.9%	149	$159
2. North Fork	21,907	$1,387	6.8%	15.6	206	106
3. Citibank	15,857	$ 568	3.7%	11.3	137	116
4. ASTORIA	11,641	$ 772	7.1%	8.3	83	140
5. Washington Mutual	10,173	$ 974	10.6%	7.2	97	105
6. HSBC	9,015	$ 157	1.8%	6.4	91	99
7. NY Community	8,235	$ (743)	(8.3)%	5.9	106	78
8. Bank of America	7,018	$ 394	5.9%	5.0	109	64
9. Bank of New York	4,013	$ 35	0.9%	2.9	108	37
10. Independence	3,871	$ 204	5.6%	2.8	38	102
Total - Core Market	$ 140,591	$10,188	7.8%		1,468	

Source: FDIC/OTS Summary of Deposits. Data as of June 30, 2004. NorthFork includes GreenPoint acquisition.

ASTORIA FINANCIAL CORPORATION

Well Positioned in Each of Our Key Markets

Deposits

Nassau ($ in millions)

Institution	Total	Share	Branches
1. North Fork	$8,043	17%	60
2. Chase	6,856	15	32
3. Citigroup	5,951	13	54
4. Astoria	4,356	9	29
5. Bank of America	3,759	8	50
Total	$46,178		438

Median household income: $79,831

Queens ($ in millions)

Institution	Total	Share	Branches
1. Chase	$5,755	16%	42
2. North Fork	4,938	14	56
3. Citigroup	4,218	12	30
4. Astoria	3,106	9	17
5. NY Community	2,949	8	34
Total	$35,105		361

Median household income: $46,621

Suffolk ($ in millions)

Institution	Total	Share	Branches
1. North Fork	$5,812	20%	66
2. Chase	5,035	17	35
3. Astoria	2,618	9	25
4. WaMu	2,431	8	30
5. Citigroup	2,242	8	28
Total	$29,122		402

Median household income: $71,855

Brooklyn ($ in millions)

Institution	Total	Share	Branches
1. Chase	$6,080	20%	40
2. WaMu	3,457	12	21
3. Citigroup	3,447	11	25
4. HSBC	3,390	11	26
5. North Fork	3,114	10	24
Astoria (#7)	1,562	5	12
Total	$30,186		267

Median household income: $34,330

U.S. Median HHI: $46,475/NY State Median HHI: $47,686

Source: SNL DataSource. NorthFork includes GreenPoint acquisition.

ASTORIA FINANCIAL CORPORATION

Deposit Composition

At December 31, 2004


Money Market: $1.0B
Rate: 0.80%
Savings: $2.9B
Rate: 0.40%
Now/Demand: $1.6B
Rate: 0.06%
Retail CD's: $6.8B
Rate: 3.46%

Total - $12.3 Billion
Core - $5.5 Billion @ 0.37%

Average Rate: 2.09%

ASTORIA FINANCIAL CORPORATION

Sales Initiatives – PEAK Process

Performance based on **E**nthusiasm, **A**ctions and **K**nowledge

- ✓ A "needs" based approach to sales rather than "product" based approach
- ✓ Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network
- ✓ Incentives for strong performance, both individual and team

ASTORIA FINANCIAL CORPORATION

Customer Satisfaction Survey

Key Findings:

- 69% of Astoria customers are highly satisfied
  - vs. 63% of key competitor customers
- 71% of Astoria customers are highly likely to recommend Astoria to friend/family member
  - vs. 59% for key competitor customers
- Satisfaction with the branch is by far the strongest driver of overall satisfaction
  - 81% of Astoria customers are highly satisfied with quality of branch service

Astoria Financial Corporation

Deposit Growth

(In Billions)


TOTAL DEPOSITS
CAGR = 5%
$14
$12
$10
$8
$6
$4
$10.1
$12.3
12/31/00
12/31/04


CHECKING DEPOSITS
CAGR = 12%
$2.0
$1.5
$1.0
$0.5
$0.0
$1.0
$1.6
12/31/00
12/31/04
Personal
Business

ASTORIA FINANCIAL CORPORATION

1-4 Family Mortgage Lending

- ✓ Primarily short-term, 3/1 & 5/1 hybrid ARMs for portfolio
  - Minimizes interest rate risk
- ✓ Multiple delivery channels provide flexibility & efficiency
  - Retail*
  - Commissioned representatives/brokers-originations in 23 states*
  - Third party originators – correspondent relationships in 44 states*
- ✓ Secondary marketing capability
  - Sale of 15 year and 30 year fixed rate loans reduces interest rate risk
- ✓ Geographically diversified portfolio
  - Reduces lending concentrations

* All loans underwritten to Astoria's stringent standards. Broker and correspondent networks also includes D.C.

Astoria Financial Corporation

Geographic Composition of 1-4 Family Loan Portfolio

At December 31, 2004



New York 29%
Massachusetts 6%
Maryland 7%
Virginia 8%
Illinois 8%
New Jersey 12%
Connecticut 12%
Other < 5% 18%

Total 1-4 Family Loan Portfolio
$9.1 Billion

ASTORIA FINANCIAL CORPORATION

1-4 Family Mortgage Loan Originations

(In Billions)

By Product Type



3/1 ARM
5/1 ARM
Other ARM
Other
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.4B
$3.9B
$4.5B
$5.6B
$3.2B
$1.0B
2000
2001
2002
2003
2004
4Q04

	2000	2001	2002	2003	2004	4Q04
Net portfolio growth:	+$843.5 M	+$254.7 M	($895.7) M	($238.3) M	+$83.7 M	$368.9 M
Weighted Avg. Portfolio Coupon at Period End	7.33%	7.01%	6.33%	5.26%	5.05%	5.05%

Astoria Financial Corporation

1-4 Family Loan Application Mix

($ Volume of Applications in millions)


$600
$400
$200
$0
Jan-04
Feb-04
Mar-04
Apr-04
May-04
Jun-04
Jul-04
Aug-04
Sep-04
Oct-04
Nov-04
Dec-04
Refinance
Purchase

Percent of Refinance Loan Volume:	56%	57%	64%	47%	35%	31%	34%	39%	45%	45%	44%	45%

Astoria Financial Corporation

Multifamily/Commercial Real Estate Lending

- Solid and growing Multifamily/CRE portfolio
  - ✓ $3.5 billion in portfolio
    - Weighted Average Coupon at December 31, 2004: 5.90%
  - ✓ Conservative underwriting – Average LTV < 65%
  - ✓ Average loan in portfolio < $1 million
  - ✓ Approximately 90% of multifamily portfolio is subject to rent control or stabilization
  - ✓ 13% growth in 2004

Note: LTV is based on current principal balances and original appraised values.

ASTORIA FINANCIAL CORPORATION

Multifamily/CRE Portfolio Growth



(In Billions)
CAGR = 28%
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.3
$1.7
$2.3
$3.1
$3.5
2000
2001
2002
2003
2004
CRE
Multifamily

% of total loans	11%	14%	20%	25%	27%

Average loan balance outstanding is < $1 million.

ASTORIA FINANCIAL CORPORATION

Asset Quality Focus

- Minimal credit risk
  - ✓ Conservative underwriting, top quality loans, low LTVs
    - – 4Q04 net charge-offs less than one basis point
  - ✓ No sub-prime lending
  - ✓ 99+% of all loans secured by real estate
- Strong reserves
  - ✓ Allowance for loan losses/non-performing loans: 254%
- Low delinquency trends
- Top quality MBS portfolio
  - ✓ Primarily GSE, agency or 'AAA' rated

ASTORIA FINANCIAL CORPORATION

Low Credit Risk Loan Portfolio Composition

At December 31, 2004


Commercial R/E - 7%
Average LTV: 62%
Multifamily - 19%
Average LTV: 64%
Home Equity & Other – 5%
One-to-Four Family – 69%
Average LTV: 64%

Total Portfolio: $13.3 billion*
Average LTV: 64%

Excludes loans held for sale; LTV based on current principal balance and original appraised value.
* Includes net unamortized premium and net deferred loan costs.

ASTORIA FINANCIAL CORPORATION

NPA to Total Assets vs. Peers



Percent
0.50%
0.40%
0.30%
0.20%
0.10%
0.33%
0.41%
0.18%
0.37%
0.34%
0.18%
0.43%
0.37%
0.16%
0.37%
0.23%
0.14%
0.30%
0.30%
0.14%
2000
2001
2002
2003
2004*
All U.S. Thrifts
NY Thrifts
AF

* Most recent data available for All US Thrifts and NY Thrifts is as of September 30, 2004. AF data is as of December 31, 2004.
Source: SNL Financial – Median Ratios.

1-4 Family Delinquency Ratios: AF vs. MBA


Percent
5.50
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04
MBA NY conv
MBA US conv
AF

Source: MBA National Delinquency Survey. Beginning with 3Q02, MBA statistics for conventional loans excludes sub-prime loans.

Astoria Financial Corporation

Low Credit Risk MBS Portfolio

At December 31, 2004



GNMA & FHLMC 1%
FNMA 1%
CMO/Remic - Non-GSE 7%
CMO/Remic- GSE 91%

Total MBS Portfolio Classification	
Available-for-sale -	$ 2.3B
Held-to-maturity -	$ 6.2B
Total	$ 8.5B
Average Life: 3.2 years	

ASTORIA FINANCIAL CORPORATION

Interest Rate Risk Management

- One year gap: -2.87%
- Key balance sheet components
  - ✓ Short-term hybrid adjustable-rate mortgage loan portfolio
  - ✓ Short weighted average life MBS portfolio

  Offset by:
  - ✓ Large core deposit base – provides natural hedge against rising rates
  - ✓ Longer-term CDs and borrowings
    - – Over the past twelve months, $7.4 billion of liabilities were extended at a weighted average rate of 2.68% with an average original maturity of 2.2 years

Astoria Financial Corporation

Balance Sheet Repositioning

(In Billions)

Deposits vs. **Borrowings**



$12.5
$11.5
$10.5
$9.5
$8.5
$9.6
$12.3
$11.5
$9.5
12/31/99
12/31/04
12/31/99
12/31/04

ASTORIA FINANCIAL CORPORATION

Balance Sheet Repositioning

(In Billions)



Loans
vs.
Securities
$14
$13
$12
$11
$10
$9
$8
$7
$10.3
$13.3
$10.8
$8.7
12/31/99
12/31/04
12/31/99
12/31/04

ASTORIA FINANCIAL CORPORATION

G&A Expense Ratio



Percent
2.5
2.0
1.5
1.0
0.5
0.0
2000
2001
2002
2003
2004 *
All U.S. Thrifts
NY Thrifts
AF

* Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended September 30, 2004. AF is for the quarter ended December 31, 2004.
Source: SNL Financial – Median Ratios

ASTORIA FINANCIAL CORPORATION

Cumulative Cash Returned to Shareholders

$1.7 billion returned to shareholders in the past 8 years

(In Millions)



$1,800
$1,500
$1,200
$900
$600
$300
$0
Stock Repurchased
Dividends
$110
$159
$57
$102
$368
$106
$262
$501
$155
$346
$846
$210
$636
$1,121
$275
$846
$1,382
$340
$1,042
$1,679
$412
$1,267
1997
1998
1999
2000
2001
2002
2003
2004

	1997	1998	1999	2000	2001	2002	2003	2004
# of Shares Repurchased:	6.7M	1.0M	12.8M	7.8M	15.5M	10.9M	10.6M	9.1M
Average Price:	$12.85	$16.31	$12.48	$10.81	$18.70	$19.32	$18.42	$24.82

Astoria Financial Corporation

Why Invest in Astoria Financial?

- Strong balance sheet – superior asset quality
- Attractive banking franchise
  - ✓ Dominant deposit market share in core market
- Superior operating efficiency
- Well capitalized
- Proactive Capital Management
  - ✓ Stock repurchase program in place
  - ✓ 28% compounded annual growth in dividend*
  - ✓ $1.7 billion returned to shareholders in the past 8 years

* CAGR from 1995, commencement of quarterly dividend, to 1Q05 annualized.

ASTORIA FINANCIAL CORPORATION

Valuation Considerations

	Price 01/31/05	2005 P/E[(a)]	Price/ TBV	Implied Deposit Premium[(7)]
Astoria Financial	**$25.09**	**10.7x**	**2.2x**	**13%**
Sovereign	22.74	12.0	3.0	16
Hudson United	36.76	12.1	3.9	19
North Fork	28.70	12.2	4.8	31
Independence	39.30	12.3	3.1	24
Webster	44.85	12.4	2.8	14
New York Community	17.83	12.5	1.5	14
Golden West	64.62	14.0	2.7	24
Banknorth	35.86	14.2	3.7	24
Commerce	57.54	15.1	2.8	11
Valley National	25.80	15.4	3.9	25
Median		**12.4x**	**3.0x**	**19%**
Astoria Stock Price at Median Levels		**$29.18**	**$34.34**	**$31.97**

(a) IBES as of 01/31/05.

ASTORIA FINANCIAL CORPORATION

AF: A Record of Enhancing Shareholder Value

Addendum

ASTORIA FINANCIAL CORPORATION

Ownership Profile

December 31, 2004



Retail
20%
ESOP
10%
Officers &
Directors
7%
Institutions
63%

Shares Outstanding: 110,304,669

ASTORIA FINANCIAL CORPORATION

Acquisition History

Year	Thrift	# Branches	Assets (in millions)
1973	Metropolitan Federal	2	$ 50
1979	Citizens Savings (FSLIC)	5	130
1982	Hastings-on-Hudson Federal	3	100
1984	Chenango Federal	1	25
1987	Oneonta Federal	4	205
1990	Whitestone Savings (RTC)	4	280
1995	Fidelity New York	18	1,800
1997	The Greater New York Savings Bank	14	2,400
1998	Long Island Bancorp, Inc.	35	6,600
	Total	86	$11,590

ASTORIA FINANCIAL CORPORATION

Tangible Book Value/Book Value Growth

(Dollars per common share)


$15
$12
$9
$6
$3
$0
8.97
10.42
10.21
11.65
11.02
12.57
10.93
12.60
11.45
13.23
Dec 31 00
Dec 31 01
Dec 31 02
Dec 31 03
Dec 31 04
Tangible Book Value
Book Value

ASTORIA FINANCIAL CORPORATION

1-4 Family Mortgage Loan Originations

(In Millions)


By Delivery Channel
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2.4B
$3.9B
$4.5B
$5.6B
$3.2B
2000
2001
2002
2003
2004
Retail
Broker
Correspondent

ASTORIA FINANCIAL CORPORATION

Geographic Composition of 1-4 Family Loan Originations

For the year ended December 31, 2004


Connecticut
8%
Maryland
8%
Illinois
8%
Virginia
11%
New Jersey
16%
Other < 5%
24%
New York
25%

Total 1-4 Family Originations: $3.2 Billion

Excludes home equity

Astoria Financial Corporation

Geographic Composition of Mortgage Loan Originations

For the year ended December 31, 2004


Illinois
6%
Maryland
6%
Connecticut
7%
Virginia
8%
New Jersey
15%
Other <5%
18%
New York
40%

Total Mortgage Loans Originated: $4.3 Billion

Excludes home equity

ASTORIA FINANCIAL CORPORATION

Net Charge-offs/Average Loans vs. Peers



0.20%
0.10%
0.00%
0.05%
0.06%
0.01%
0.06%
0.10%
0.01%
0.09%
0.11%
0.01%
0.07%
0.06%
0.00%
0.03%
0.00%
0.00%
2000
2001
2002
2003
2004*
All U.S. Thrifts
NY Thrifts
AF

* Most recent data available for All US Thrifts and NY Thrifts is for the quarter ended September 30, 2004. AF is for the quarter ended December 31, 2004.
Source: SNL Financial – Median Ratios.

ASTORIA FINANCIAL CORPORATION

Interest Rate Risk Management

	Activity*	Liability	Weighted Average Rate	Weighted Average Original Term
1Q04	$2.4 Billion	Borrowings	2.71%	3.3 years
1Q04	$1.5 Billion	CDs	2.51%	22 months
2Q04	$1.4 Billion	CDs	2.69%	18 months
3Q04	$1.0 Billion	CDs	2.67%	19 months
4Q04	$1.1 Billion	CDs	2.82%	19 months
TOTAL	**$7.4 Billion**		**2.68%**	**2.2 years**

* Borrowings refinanced or CD's issued during the period.

Astoria Financial Corporation

Goodwill Claim Update

- One of the industry's largest goodwill litigation claims
  - $785 million of original supervisory goodwill created (LISB = $625 million, Fidelity NY = $160 million)
  - $635 million of supervisory goodwill written off (LISB = $500 million, Fidelity NY = $135 million)
- Court of Federal Claims trial commenced January 18, 2005 for LISB claim
- Outcome unpredictable due to disparity in recent court decisions

ASTORIA FINANCIAL CORPORATION

Footnotes/Glossary

(1) Book value per common share represents common stockholders' equity divided by outstanding common shares, excluding unallocated Employee Stock Ownership Plan (ESOP) shares.

(2) Tangible book value per common share represents common stockholders' equity less goodwill divided by outstanding common shares, excluding unallocated ESOP shares.

(3) G&A expense ratio represents general and administrative expense divided by average assets.

(4) Average tangible equity represents average equity less average goodwill.

(5) Excluded from fourth quarter and full year 2004 operating results is an other-than-temporary impairment after-tax non-cash charge of $9.6 million, or $0.09 earnings per common share for the year ended December 31, 2004 related to $120 million face value of perpetual preferred stock issued by Freddie Mac, a government sponsored enterprise. For a reconciliation of operating earnings and operating EPS to GAAP net income and EPS, please refer to the table on page 44.

(6) Core deposits represent total deposits less time deposits.

(7) Implied Deposit Premium represents market capitalization less tangible equity, divided by total deposits.

NPA – Non-performing assets

MBS – Mortgage-backed securities

LTV – Loan-to-value

CAGR – Compounded annual growth rate

CRE – Commercial Real Estate

GSE – Government Sponsored Enterprise

ASTORIA FINANCIAL CORPORATION

Reconciliation of GAAP Net Income to Operating Earnings

Operating earnings, operating EPS and operating returns, representing net income and EPS determined in accordance with generally accepted accounting principles ("GAAP") excluding the effects of the after-tax non-cash charge noted below, provide a meaningful comparison for effectively evaluating Astoria's operating results.

	For the Three Months Ended December 31, 2004			For the Twelve Months Ended December 31, 2004		
	GAAP	Adjustments	Operating	GAAP	Adjustments	Operating
Net interest income after provision for loan losses	$120,879	$ -	$120,879	$470,566	$ -	$470,566
Non-interest income	6,043	16,520	22,563	80,084	16,520	96,604
Non-interest expense	53,440	-	53,440	225,011	-	225,011
Income before income tax expense	73,482	16,520	90,002	325,639	16,520	342,159
Income tax expense	22,966	6,945	29,911	106,102	6,945	113,047
Net income	$ 50,516	$ 9,575	$ 60,091	$219,537	$ 9,575	$229,112
Basic earnings per common share	$0.48	$0.09	$0.58	$2.03	$0.09	$2.12
Diluted earnings per common share	$0.48	$0.09	$0.57	$2.00	$0.09	$2.09

The above adjustments relate to the $16.5 million other-than-temporary impairment write-down on $120.0 million of Freddie Mac perpetual preferred stock and the related tax effects.

Astoria Financial Corporation

Long Island's Premier Community Bank

www.astoriafederal.com